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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             BLDRS INDEX FUNDS TRUST
             (Exact name of registrant as specified in its charter)

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
                 State of New York                                                    52-2115391
                 -----------------                                                    ----------
       (State of incorporation or organization)                                      (IRS Employer
                                                                                   Identification No.)


       Nasdaq Financial Products Service Inc.
       9513 Key west Avenue
       Rockville, Maryland                                                                  20850
       --------------------                                                                 -----
       (Address of  principal executive offices)                                          (Zip Code)
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        Securities to be registered pursuant to Section 12(b) of the Act: None.

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. X

        Securities Act registration statement file number to which this form relates: 333-84788

        Securities to be registered pursuant to Section 12(g) of the Act:

        BLDRS Asia 50 ADR Index Fund                NASDAQ Stock Market

        BLDRS Developed Markets
           100 ADR Index Fund                       NASDAQ Stock Market

        BLDRS Emerging Markets
            50 ADR Index Fund                       NASDAQ Stock Market

        BLDRS Europe 100 ADR Index Fund             NASDAQ Stock Market


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        Reference is made to the Registrant's Amendment No. 2 to the Registration Statement on Form S-6 filed on November 8, 2002
(Securities Act file number 333-84788 and Investment Company Act file number 811-21057, respectively and collectively, the "Registration Statement"), which is incorporated herein by reference.



ITEM 2. EXHIBITS

        1. Registrant's Standard Terms & Conditions of Trust, incorporated herein by reference to Exhibit 1 to the Registration Statement filed on November 8,2002.

        2. Registrant's Trust Indenture and Agreement, incorporated herein by reference to Exhibit 2 to the Registration Statement filed on November 8,2002.

        3. Registrant's Participant Agreement, incorporated herein by reference to Exhibit 7 to the Registration Statement filed on November 8,2002.

        4. Registrant's Depository Agreement, incorporated herein by reference to Exhibit 8 to the Registration Statement filed on November 8,2002.

        5. Registrant's Distribution Agreement, incorporated herein by reference to Exhibit 9 to the Registration Statement filed on November 8,2002.

        6. Form of Global Certificate for the Registrant's Securities being registered incorporated herein by reference to Exhibit B to
                Exhibit 1 to the Registration Statement filed on November 8,
                2002.


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                                   SIGNATURES


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized.

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
        Dated: November 12, 2002                                       BLDRS Index Funds Trust
                                                                       -----------------------
                                                                       (Registrant)


                                                              By:      Nasdaq Financial Products Services, Inc.
                                                                       ----------------------------------------
                                                                       (Sponsor)

                                                              By:      /s/ John L. Jacobs
                                                                 -----------------------------
                                                              Name:    John L. Jacobs
                                                              Title:   Chief Executive Officer
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